UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2021

PepperLime Health Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40915	98-1610383
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

548 Market Street, Suite 97425

San Francisco, California 94104

(415) 263-9939

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	PEPLU	The Nasdaq Stock Market LLC
Class A ordinary shares included as part of the units	PEPL	The Nasdaq Stock Market LLC
Warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	PEPLW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02. Unregistered Sales of Equity Securities.

As previously disclosed in its Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”), on October 19, 2021, PepperLime Health Acquisition Corp. (the “Company”) consummated an initial public offering (the “IPO”) of 15,000,000 units (the “Units”) at an offering price of $10.00 per Unit and a private placement with PepperOne LLC (the “Sponsor”) of 7,500,000 private placement warrants at a price of $1.00 per warrant. Each Unit consists of one Class A ordinary share, $0.0001 par value (“Class A Ordinary Shares”) and one half (1/2) of one redeemable warrant to purchase one Class A Ordinary Share (“Public Warrant”). The IPO generated aggregate gross proceeds of $150,000,000. In connection with the IPO, the Company also granted the underwriters a 45-day option (the “Over-Allotment Option”) to purchase up to 2,250,000 additional Units to cover over-allotments, if any, at an offering price of $10.00 per Over-Allotment Unit.

On October 29, 2021, the Company issued an additional 2,000,000 units (the “Over-Allotment Units”) pursuant to the partial exercise by the underwriters of their Over-Allotment Option in connection with the IPO. The Over-Allotment Units were priced at $10.00 per Unit, generating total gross proceeds of $20,000,000.

Concurrently, the Sponsor also purchased an additional 600,000 private placement warrants (the “Additional Private Placement Warrants”) at a price of $1.00 per Additional Private Placement Warrant, generating $600,000 in such private placement. The Additional Private Placement Warrants are identical to the Public Warrants sold in the IPO, except as otherwise disclosed in the Registration Statement on Form S-1 (File No. 333-259861), as amended. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Additional Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 8.01. Other Events.

Of the proceeds received from the consummation of the IPO, the private placement purchases by the Sponsor and the sale of the Over-Allotment Units, $171,700,000 (the “Offering Proceeds”) in the aggregate was deposited in the Company’s trust account (including $5,950,000 of deferred underwriting commission) established for the benefit of the Company’s public shareholders and the underwriters of the IPO with Continental Stock Transfer & Trust Company acting as trustee. Except to pay income taxes, or upon the repurchase by the Company, prior to the consummation of a proposed business combination, of the public shareholders’ Class A Ordinary Shares in connection with certain amendments to the Company’s amended and restated memorandum and articles of association, none of the funds held in the trust account will be released until the earlier of (a) the completion of the Company’s initial business combination or (b) the redemption of 100% of the Class A Ordinary Shares included in the Units and issued by the Company in the IPO, if the Company is unable to consummate an initial business combination within 18 months from the closing of the IPO.

An audited balance sheet as of October 19, 2021 reflecting receipt of the Offering Proceeds, but not the net proceeds from the sale of the Over-Allotment Units or the Additional Private Placement Warrants, was previously included as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the Commission on October 25, 2021. The Company’s unaudited pro forma balance sheet as of October 19, 2021 reflecting receipt of the net proceeds from the sale of the Over-Allotment Units and the Additional Private Placement Warrants is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

On October 29, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K, announcing the partial exercise of the Over-Allotment Option and the sale of the Over-Allotment Units.

Item 9.01. Financial Statements and Exhibits.

Exhibits

99.1	Unaudited Pro Forma Balance Sheet

99.2	Press Release, dated October 29, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 29, 2021

PepperLime Health Acquisition Corporation

By:	/s/ Eran Pilovsky
Name:	Eran Pilovsky
Title:	Chief Financial Officer